Exhibit 99.h(2)(iii)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

800 Scudders Mill Road
Plainsboro, New Jersey 08536

Amended and Restated
SELECTED DEALER AGREEMENT

Ladies and Gentlemen:

You have invited us to become a selected dealer to distribute shares of the open-end investment companies listed on Part 1 of Schedule A hereto (“Open-end Funds”) and shares of the closed-end investment companies listed on Part 2 of Schedule A hereto (“Closed-end Funds”), as amended from time to time in accordance with paragraph 10 (d) hereunder (hereinafter collectively referred to as the “Funds” or, individually, as the “Fund”), for which you are the principal underwriter and distributor on the following terms:

1.             Purchases of Fund Shares for Sale to Customers

(a)           We agree that all purchases by us from you shall be made only to cover orders received by us from our customers, or for our own bona fide investment. We shall not effect any transactions in any shares registered in the name of, or beneficially owned by, any customer unless such customer has granted us full right, power and authority to effect such transaction on his behalf.

(b)           We agree to sell shares of the Funds to our customers subject to minimum investment requirements applicable to each order and at the applicable public offering price described in the prospectus and statement of additional information of such Fund in effect on the date of the sale (the prospectus and statement of additional information as of any such sale date or of any applicable redemption or repurchase date being sometimes referred to together herein as the “then current prospectus”), provided, however, that it is understood that we assume no responsibility or liability for the determination of such price.

(c)           We shall not withhold placing orders received from our customers so as to profit ourself as a result of such withholding (e.g., by a change in the net asset value from that used in determining the public offering price to our customers).

(d)           We understand that all orders are subject to acceptance or rejection by you or the Fund in the sole discretion of either. No conditional order will be accepted by the Fund on any basis other than a definite price. The handling of orders by the parties shall be subject to such procedures as may be mutually agreed upon from time to time.

(e)           With respect to the Closed-end Funds, in the event we transmit indications of interest to you for accumulation prior to the effective date of the Fund’s registration statement (the “Effective Date”), we will be responsible for confirming such indications of interest with our customers following the Effective Date. Indications of interest with respect to shares transmitted to you prior to the Effective Date will be conditioned upon the occurrence of the

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Effective Date and the registration or qualification of the shares in the respective state.

(f)            No Closed-end Fund will issue fractional shares.

(g)           You may, in your sole discretion, allocate shares of any Closed-end Fund among brokers and dealers participating in the Initial Offering Period or among brokers, dealers and banks in the Continuing Offering Period, as the case may be, on other than a pro rata basis, which may result in certain brokers, dealers and banks not being allocated the full amount of shares sold by them while certain other brokers, dealers and banks may receive their full allocation.

(h)           We agree that with respect to orders for shares of any Closed-end Fund, we will transmit such orders received during the Initial Offering Period to you within the time period as specified in the Prospectus of the Fund involved (or in the time period as extended by you in writing). We also agree to transmit any customer order received during the Continuous Offering Period to you prior to the time that the public offering price for such Fund is next determined after our receipt of such order as set forth in the Fund’s Prospectus. There is no assurance that a Fund will engage in a continuous offering of shares.

(i)            During the Initial Offering Period and any Continuous Offering Period for any Closed-end Fund, we agree to supply you, not less frequently than once a week by Friday, 5:00 p.m. Eastern Time, during such Fund’s Initial Offering Period, a list setting forth by state and in the aggregate all indications of interest and, during any Continuous Offering Period, orders for shares received

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by us for such Fund during such week (or lesser period of time), and a list setting forth by name and location each registered representative making said sales and indicating the amount of all sales or offers per Fund to date.

(j)            Payment for Fund shares purchased by us shall be made on the settlement date specified in your confirmation by New York Clearing House Funds or by Federal Funds wire or any same day funds. If such payment is not received by you, you reserve the right, without notice, either to cancel the sale, or, at your option, to sell the shares ordered back to such Fund, and in either case, you may hold us responsible for any direct loss suffered by you or by such Fund resulting from our failure to make payment as aforesaid.

2.             Selling Procedures/Sales Materials

(a)           “Sales Material,” as used herein, shall include, without limitation, promotional materials, sales literature, advertisements, press releases, announcements, circulars, research reports, market letters, performance reports or summaries, form letters, posters, signs and other similar materials, whether in print, hypertext, video, audio or other media, and any items derived from the foregoing, and including sales materials intended for wholesale use (i.e., broker/dealer use only) or retail use.

(b)           We shall not make any representation concerning the Funds or their securities except those contained in the then current prospectus or any Sales Materials furnished by you relating to the Funds. (We assume no responsibility or liability for representations contained in any of such documents.) You agree

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to notify us in writing at the address specified in paragraph (c) of any change to the prospectus or statement of additional information of each Fund, specifying such change, at least 10 days before making such change, provided that if such notice is not reasonably practicable, you may provide us with the required notice within such other period as is reasonable under the circumstances, but, in any event, not later than concurrently with such change.

(c)          You agree to supply to us at your expense additional copies of the prospectus, statement of additional information, shareholder materials, periodic reports and proxy statements for each of the Funds and any printed supplemental material in reasonable quantities upon request. We agree to deliver copies of the above materials to customers and potential customers in accordance with applicable law and the rules of the Securities and Exchange Commission (“SEC”). Further, you agree to provide to our Mutual Funds Marketing Department (the “Marketing Department”) copies of the most recent amended or supplemented prospectus and statement of additional information of each Fund, and such other SEC filing as we may request, in reasonable quantities upon our request. Such materials shall be mailed to us at Merrill Lynch Mutual Funds Marketing, Attention; Mutual Funds Administration, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(d)           You agree not to distribute any Sales Materials (other than copies of the then current prospectus) to any of our employees or sales offices unless the distribution of such materials has been approved in writing by our Marketing

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Department in accordance with written procedures (as amended from time to time) distributed by the Marketing Department. In approving such materials for distribution within our offices or through our sales offices to our customers, we assume no responsibility or liability for the representations or any omissions contained in any Sales Materials nor for representations or any omissions contained in the prospectus or statement of additional information relating to the Fund.

(e)           With the exception of (i) listings of product offerings; (ii) materials in the public domain (e.g., magazine articles and trade publications); and (iii) materials used by us on an internal basis only, we agree not to furnish or cause to be furnished to any third parties or to display publicly or publish any Sales Materials, except such Sales Materials relating to the Fund as may be distributed to us by you or approved for distribution by you upon our request.

(f)            With respect to Funds offering multiple classes of shares subject to differing sales charges, we have established compliance procedures designed to ensure that our customers are aware of the available methods of mutual fund financing and to ensure proper supervision of mutual fund recommendations.

(g)           We agree that we shall not offer or sell shares of a Fund except in compliance with all applicable federal and state securities laws and the rules and regulations of applicable regulatory agencies or authorities.

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3.             Redemption/Repurchase/Transfer of Fund Shares and Exchanges

(a)           If we purchase shares from our customers for redemption by the Fund or repurchase by you, we agree to pay such customers not less than the applicable redemption price (i.e., the currently quoted net asset value minus any applicable sales charges or redemption fees) determined as set forth in the then current prospectus of the Fund, provided, however, that it is understood that we assume no responsibility or liability for the determination of such price.

(b)           We shall not withhold placing redemption or repurchase orders received from our customers so as to profit ourself as a result of such withholding (e.g., by a change in the net asset value from that used in determining the public offering price to our customers).

(c)           Redemption and repurchase orders are subject to such procedures as are set forth in the current prospectus, provided that any order placed by us regarding the redemption or repurchase of Fund shares is subject to timely receipt by you or the Fund’s transfer agent of all required documents.

(d)           It is understood that shares of Closed-end Funds will not be repurchased by either the Fund involved or you, and that no secondary market for any shares exists currently, or is expected to develop. While a Closed-End Fund may from time to time conduct tender offers to repurchase shares as set forth in its Prospectus, such Fund may not repurchase all or any of the shares that a shareholder tenders. Accordingly investment in such Fund’s shares would be considered illiquid. ANY REPRESENTATION AS TO A TENDER OFFER BY

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SUCH FUND, OTHER THAN THAT WHICH IS SET FORTH IN THE FUND’S THEN CURRENT PROSPECTUS, IS EXPRESSLY PROHIBITED.

(e)           Where shares of a Fund are held in the name of our customer directly at the Fund’s transfer agent with us listed as the broker-dealer of record, and the customer requests that such shares be transferred to the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) as nominee, you undertake to provide to us as soon as is practicable the account history in connection with processing a transfer request. Following a period of five days after we request such information pursuant to this subparagraph, you agree to pay a fee of $5 per order for each information request that is outstanding for the next 30 days or less. For information requests outstanding after the expiration of 30 days following the initial five day period, you agree to pay an additional monthly fee of $20 per order for every additional 30 days that such information request remains outstanding. Such fee will be payable to us upon your receipt of our bill related thereto.

(f)            Exchanges of shares between Funds will be effected in the manner and subject to the restrictions and charges described in the then current prospectuses of the relevant Funds. The handling of exchanges will be further subject to such other procedures as may be mutually agreed upon from time to time.

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4.             Pricing Errors

You agree to notify us promptly whenever an error is made in the pricing of shares of a Fund and to indemnify us and hold us harmless against any and all losses, claims, damages, liabilities or expenses (including, but not limited to, any losses suffered by our clients and any additional costs and expenses related to the price correction, such as research costs, expenses related to developing computer software specifically for the price correction, processing overtime and notices to customers) to which we may become subject insofar as any such loss, claim, damage, liability or expense arises out of or is based on any error or alleged error made in the pricing of shares of a Fund. Payment shall be made by you promptly upon receipt of a bill from us stating the costs of the price correction and the expenses related thereto.

5.             Compensation

(a)           We understand that you will compensate us only in the case of purchases made for our customers, and then only where (i) an order for the purchase of securities is obtained by a registered representative in the employ of Merrill Lynch & Co., Inc. (“ML & Co.”) or a direct or indirect subsidiary or other affiliate thereof and remitted to you promptly by us; (ii) a subsequent investment is made to an account established by registered representative of ML & Co. or other affiliate thereof; (iii) a subsequent investment is made to an account established by a broker-dealer other than us and is accompanied by a signed request from the account shareholder that a registered representative in the

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employ of ML & Co. or a direct or indirect subsidiary or other affiliate thereof receive the commission for that investment and/or for subsequent investment made in such account; or (iv) shares of a Fund are held by a customer directly at the Fund’s transfer agent where we are listed as the broker-dealer of record.

(b)           We understand and agree that the applicable sales charge (whether assessed on a front-end or deferred basis) and the dealer concession payable to us for the sale of each class of shares of each Fund will be in an amount as set forth in the then current prospectus of the Fund or, in the alternative, as set forth in Schedule B hereto, as amended from time to time by mutual agreement of the parties. The parties agree that the applicable sales charge and dealer concession for any Fund added by amendment to this Agreement shall be the sales charge and dealer concession as set forth in the then current prospectus of such Fund or, in the alternative, as set forth in an amendment to Schedule B.

(c)           We understand and agree that in accordance with paragraph (b), shares may be purchased by our customers pursuant to a right of accumulation, a letter of intention, or other circumstance permitting a reduction or waiver of any applicable sales charge or dealer concession; however, if our customer fails to fulfill a letter of intention, you will pay us the amount required to reflect the appropriate concession based on actual purchases made by the customer. We agree to advise you of any letter of intention executed by our customers or any available right of accumulation in accordance with applicable procedures.

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(d)                                 In the case of any sale of shares of a Fund for which a front-end sales charge is waived because of the size of the purchase, you agree to pay to us a “finder’s fee” in such amount as set forth in the then current prospectus of the Fund or as agreed upon by us in Schedule B. Such fee will be payable on the date of settlement of any such sale of shares of each Fund, provided, however, that in an event the amount of the fee is subject to incremental changes based upon the dollar amount of the aggregate sales, you shall use you best efforts to pay such finder’s fee as soon as possible but in no event later than five weeks after the date of settlement of such sale.

(e)                                  Certain of the Funds have adopted or may, in the future, adopt a plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) or that provide for the servicing of shareholder accounts. To the extent we provide services under the terms of the Plan in connection with the sale of a Fund’s shares or servicing of the accounts of our customers, you shall pay us a fee upon the terms and conditions as set forth in the Plan and in the then current prospectus of such Fund or, in the alternative, as set forth in Schedule C hereto. We expressly acknowledge and understand that there is no Rule 12b-1 Plan for any Closed-end Fund.

(f)                                    In addition to the fees discussed above and notwithstanding any termination of a Plan as described in paragraph (e), you shall pay us a fee as set forth in Schedule D hereto in exchange for which we will provide the services listed in Schedule D. Paragraphs (a) through (f) shall survive the termination of

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this Agreement for sales that occur before such termination and for sales with respect to which 12b-1 fees continue to apply and payment due under Schedule D.

6.                                      NASD Membership

(a)                                  You and we are registered and/or licensed as a broker and/or dealer under the federal and applicable state laws. You and we represent and warrant to each other that you and we are each members of the National Association of Securities Dealers, Inc. (the “NASD”).

(b)                                 Each of us agrees to notify the other immediately if we cease to be registered or licensed as a broker or dealer or fail to be a member in good standing of the NASD.

(c)                                  You and we agree to abide by the rules and regulations of the NASD, including, without limitation, Rule 2830 of the NASD Conduct Rules.

7.                                      Compliance with Regulatory Requirements

You represent and warrant to us the following:

(a)                                  Each Fund has filed a registration statement (a “Registration Statement”) with the SEC relating to its shares under the Securities Act of 1933 (the “1933 Act”) on either Form N-1A or Form N-2, including a prospectus and a statement of additional information. The Registration Statement (including the prospectus and the statement of additional information) conforms in all respects to the requirements of the 1933 Act, the 1940 Act and the rules thereunder.

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(b)                                 To the extent required by law, each Fund is registered and its shares are qualified for sale in all states and other jurisdictions in the United States unless we are notified in writing to the contrary. We may rely solely on such representation in selling the shares, but you assume no responsibility or obligation as to our right as a broker-dealer to sell shares of the Funds in any state or jurisdiction.

(c)                                  The then current prospectus for each of the Funds contains such disclosure with respect to fees paid and charges imposed in connection with the sale of the Fund shares as is necessary to comply with the rules and regulations of the NASD, including, without limitation, disclosure of all compensation of the type described in paragraph 5 hereof as required by Rule 2830 of the NASD Conduct Rules. Such fees and charges will be in compliance with the rules and regulations of the NASD, including, without limitation, Rule 2830 of the NASD Conduct Rules.

(d)                                 Each investment adviser of each Fund is registered as an investment adviser under the Investment Advisers Act of 1940 and in any state where registration is required.

(e)                                  The Registration Statement (including the prospectus and statement of additional information) and any Sales Materials relating to the Fund provided by you to us do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the

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statements therein, in light of the circumstances in which they were made, not misleading.

(f)                                    All Sales Materials will comply in all material respects with the rules and regulations of the SEC, the NASD and any states having such rules and regulations and will be filed with the NASD or SEC and the relevant states as required by the rules and regulations of the NASD, the SEC and such states, respectively.

(g)                                 The foregoing representations and warranties will be true and correct at all times during the term of this Agreement (with references to the Registration Statement being deemed to refer to the Registration Statement in effect at the time such reference is made and to the then current prospectus of the Fund).

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8.                                      Indemnification

(a)                                  You agree to indemnify us (for the purposes of this Section 8, “us” and “we” shall mean Merrill Lynch, the officers, directors and employees of Merrill Lynch, and any person who is or may be deemed to be a controlling person of Merrill Lynch) and hold us harmless against any and all losses, claims, damages, liabilities or expenses (including the reasonable costs of investigation and attorney’s fees and expenses as such expenses are incurred by us in any action or proceeding between the parties hereto or between us and any third party) to which we may become subject under the 1933 Act, the 1940 Act, or otherwise, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any untrue statement of a material fact or alleged untrue statement of a material fact contained in any Registration Statement of any Fund (including any prospectus or statement of additional information which is part of any such Registration Statement) or any amendment or supplement thereto or in any Sales Material relating to a Fund provided to us by you (whether or not we have approved the use of such Sales Materials), or arises out of or is based on the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. This indemnity agreement will be in addition to any liability which you may otherwise have. No indemnity by you hereunder shall apply in respect of any prospectus, statement of additional information or Sales Materials used at a time not authorized under the 1933 Act or the

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regulations adopted thereunder, provided that you have informed us in, writing that there is no such authorization.

(b)                                 If we seek indemnity under this Section we shall, promptly after receipt of notice of commencement of any action, suit or proceeding against us, give written notice of the commencement of such action, suit or proceeding to you, but the omission so to notify you shall not relieve you from any such obligation of indemnification you may otherwise have hereunder except to the extent of any damages resulting from such failure. In case such notice of any such action shall be so given, you shall be entitled to participate at your own expense in the defense, or, if you so elect, to assume the defense of such action, in which event such defense shall be conducted by counsel (reasonably satisfactory to us) chosen by you; provided, however, that you shall not have the right to assume the defense of any action in which the named parties (including any implied parties) include both you and us and in which counsel to either of us has advised that there may be legal defenses available to us which are different from or in addition to those available to you. If you do not elect to assume the defense of such action and in cases where separate counsel is retained because of the availability of different defenses, you will reimburse us for the reasonable fees and expenses of any counsel retained by us. Payment (other than the reimbursement of our legal and other related fees and expenses, which will be payable to us upon your receipt of our bill related thereto) shall be made upon any final determination of liability resulting from such claim or misstatement or

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omission by a court, panel of arbitrators, administrative agency or self-regulatory organization, or upon any settlement of any dispute, the subject of which involves such a claim. No action for which indemnification is sought by us under this Section shall be settled without your prior written consent nor shall any settlement be agreed to by you unless such settlement contains a complete release of us with respect to such claims. In any action in which you have elected to assume the defense, we shall bear the fees and expenses of any additional counsel we retain, unless either of us has retained separate counsel because there are legal defenses available to one of us which are different from or in addition to those available to the other of us, in which case you shall bear the fees and expenses of our counsel as well.

(c)                                  This Section 8 shall survive the termination of this Agreement.

9.                                      Termination

Either party hereto may cancel this Agreement upon 30 days’ prior written notice to the other. This Agreement may be amended upon the mutual written agreement of the parties hereto. This Agreement shall be in substitution of any prior agreement between us regarding the distribution of these shares.

10.                               Miscellaneous

(a)                                  We understand and agree that we are acting as principal under this Agreement, and that we are in no way responsible for the manner of your performance or for any of your acts or omissions in connection therewith. In no transaction involving shares of a Fund shall we have any authority to act as an

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agent for the Fund or for you. Nothing shall constitute us as a syndicate, association, joint venture, partnership, unincorporated business, or other separate entity or otherwise partners with you.

(b)                                 Each Fund reserves the right in its discretion and you reserve the right, in your discretion and without notice to us, subject to applicable law, to suspend sales or redemptions or to withdraw the offering of shares of the Fund.

(c)                                  All communication shall be sent to us at our offices at Merrill Lynch Mutual Funds Marketing, Attention: Mutual Funds Administration, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and to you at the address you have provided at the end of this Agreement. Notice shall be deemed to have been given on the date it was either delivered personally to the other party or any officer or member thereof or was either received by express delivery or telecopy (with receipt) by the other party at his or her address specified in this Agreement. A copy of all notices to you under this Agreement shall also be sent simultaneously to BlackRock Advisors, Inc. at 345 Park Avenue, 29th Floor, New York, N.Y. 10154; Attn: Anne Ackerley by one or more of the means described above. Either party may change the address to which communications to it shall be sent by giving notice thereof in accordance with this provision.

(d)                                 We may amend this Agreement unilaterally, at any time and from time to time, to add additional Fund(s) to Schedule A hereof by delivery to you of a new or amended Schedule A containing the names of the additional Fund(s). Each of us hereby agrees that any such amendment will not be required to be

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signed by you but only by us. However, such amendment shall only become effective and part of this Agreement and be deemed binding upon the first sale by us of any shares of such additional Fund.

(e)                                  This Agreement shall become effective as of the date when it is executed and dated by you below. This Agreement shall be governed by the laws of the State of New York.

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(f)                                    If a dispute arises between us and you with respect to this Agreement which the parties are unable to resolve themselves, it shall be settled by arbitration in accordance with the then existing NASD Code of Arbitration Procedure (the “NASD Code”). The parties agree, that to the extent permitted by the NASD Code, the arbitrator(s) shall be selected from the securities industry.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:
William J. Rittling
Vice President
Director, Non-Proprietary Funds

Accepted:

BlackRock Distributors Inc. (formerly Compass Distributors, Inc.)

By:	Philip H Rinnander
Philip H Rinnander
Name
President
Title

Address:	3200 Horizon Drive
King of Prussia, Pennsylvania 19406

Originally Executed: May 28, 1996

Amended and Restated: December 1, 2000

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AMENDMENT TO AMENDED AND RESTATED SELECTED DEALER AGREEMENT

THIS AMENDMENT (this “Amendment”) by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and BlackRock Distributors, Inc. (“BDI”) is made to that certain Amended and Restated Selected Dealer Agreement dated December 1, 2000 by and between Merrill Lynch and BDI (the “Agreement”), and effective as of the close of business on September 29, 2006

W I T N E S S E T H:

WHEREAS, Merrill Lynch & Co., Inc. (“ML & Co.”), BlackRock, Inc. (“Old BlackRock”), New BlackRock, Inc. (“BlackRock”) and a “BlackRock Merger Sub” entered into a Transaction Agreement and Plan of Merger, dated as of February 15, 2006, pursuant to which Old BlackRock would become a wholly owned Subsidiary of BlackRock and Merrill Lynch would sell to BlackRock certain asset management businesses currently operated as Merrill Lynch Investment Managers (“MLIM”) in exchange for shares of common stock and preferred stock of BlackRock (collectively, the “Transaction”);

WHEREAS, in connection with the Transaction, BlackRock and ML&Co. (the “GDA Parties”) intend to enter in a Global Distribution Agreement that provides for economic terms between GDA Parties to remain the same as those in effect on the date of the Transaction Agreement with respect to each Covered Product (as defined in the Transaction Agreement) and that the economic terms between the GDA Parties with respect to each other Covered Product in effect on the date of the GDA shall remain the same as those in effect on the date of the GDA;

WHEREAS, the GDA provides that the GDA Parties will cause their respective controlled affiliates to entered into as of the date of the closing of the Transaction appropriate agreements to implement the terms of the GDA, and accordingly, Merrill Lynch and BlackRock Advisors, LLC intend to enter into a Platform Infrastructure, Marketing Services and Support Agreement to evidence arrangements with respect to certain services provided by Merrill Lynch that are in part covered by Schedule D of the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement so as to avoid any confusion as the fees applicable for the services provided by Merrill Lynch;

NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, agreements and promises contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Amendment to the Agreement. The Agreement is hereby amended to remove Schedule D thereto.

2.                                       Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflict of law provisions.

3.                                       Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By:	Erin F. Donnelly
Erin F. Donnelly
Director, Mutual Funds

BLACKROCK DISTRIBUTORS, INC.

By:

Print name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By:
Erin F. Donnelly
Director, Mutual Funds

BLACKROCK DISTRIBUTORS, INC.

By:	Bruno Di Stefano

Print name:	Bruno Di Stefano

Title:	VP

Amendment to Agreement (s)

You (“Service Organization”) have entered into one or more agreements (“Agreement” or “Agreement(s)”) with BlackRock Distributors, Inc. (“BDI”) and/or BlackRock Advisors, LLC relating to sales of the BlackRock open-end mutual funds pursuant to which you may provide one or more of the following types of services under the terms of your Agreement(s): general shareholder liaison, distribution and sales support, distribution and marketing support, operational and/or recordkeeping services, networking services and/or sub-accounting services in return for certain payments. The parties to the Agreement(s) hereby agree that effective as of October 1, 2008, each such Agreement is hereby amended to indicate that BlackRock Investments, Inc. (“BII”) shall replace BDI as a contracting party, and each reference to BDI in the Agreement shall be replaced with a reference to BII. Service Organization hereby consents to BII succeeding to all of BDI’s rights, obligations, interests and liabilities under the Agreements and to the substitution in all respects of BII for BDI as a party to the Agreements.

The parties to the Agreement(s) agree that, under the terms of the Prospectuses and 12b-1 Plans for the Funds underwritten by BII and consistent with Bll’s course of dealing with your firm and pursuant to such Agreement(s), any Rule 12b-1 fees that BII may pay to your firm in connection with distribution and/or shareholder services and pursuant to the terms of your firm’s Agreement(s), if applicable, will only derive from Rule 12b-1 fees actually received by BII from the applicable Fund, and consistent with guidelines from the Financial Industry Regulatory Authority, Inc. and the Securities and Exchange Commission, any Rule 12b-1 and/or service fees are not payable by BII to your firm unless and until received by the applicable Fund.

This amendment confirms that once BII receives such service and/or 12b-1 fees from the applicable Fund, commissions or other payments will be paid to your firm in the same manner and time frame to which your firm is accustomed to receiving such fees (so long as such fees are included under the terms of your Agreement(s)).

*************

To the extent that provisions of the Agreement(s) and this Amendment are in conflict, the terms of this Amendment shall control. Except to the extent amended by this Amendment, the Agreement(s) shall remain unchanged and in full force and effect, and are hereby ratified and confirmed in all respects as amended hereby.

Agreed and Accepted:

Firm Name:	Merrill Lynch, Pierce, Fenner & Smith, Inc.	BlackRock Investments, Inc.

Signature:	Philip L. De Camara, III	Signature:	Don Burke

Name:	Philip L. De Camara, III	Name:	Don Burke

Title:	Director	Title:	Managing Director

Dated:	September 18, 2008	Dated:	09/26/2008

BlackRock Distributors, Inc.

Signature:	Bruno Di Stefano

Name:	Bruno Di Stefano

Title:	Vice President

Dated:	09/24/2008

THIRD AMENDMENT TO AMENDED AND RESTATED SELECTED DEALER
AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and BlackRock Investments, Inc. (“BII”) is made to that certain Amended and Restated Selected Dealer Agreement dated December 1, 2000 by and between Merrill Lynch and BlackRock Distributors, Inc. (“BDI”), as amended on September 29, 2006 and referred to as “Amendment to Amended and Restated Selected Dealer Agreement” (the “First Amendment”), and as separately amended on October 1, 2008 and entitled “Amendment to Agreement(s)” (the “Second Amendment”) (collectively, the “Agreement”), and shall be effective as of October 1, 2008.

W I T N E S S E T H:

WHEREAS, pursuant to that certain letter agreement dated September 11, 2008, Merrill Lynch and BDI entered into the Second Amendment to replace BDI with BII as the counterparty to the Agreement;

WHEREAS, in connection with FAM Distributors, Inc.’s termination of its distribution and placement agreements with certain open-end investment companies managed by investment advisory affiliates of BlackRock, Inc. (“BlackRock”), and Merrill Lynch’s termination of its distribution agreement with respect to the CMA and WCMA branded money market funds managed by BlackRock, the parties hereto desire to amend the Agreement to reflect Merrill Lynch’s exclusive dealer arrangement with regard to certain Merrill Lynch branded money market funds and to amend Schedule A of the Agreement; and

WHEREAS, in connection with the launch of the BlackRock Fixed Income Value Opportunities Fund (“FIVO”), a closed-end investment company that will not be continuously offered, but which shall be subject to the Agreement, the parties desire to amend the Agreement to provide for payment of the related dealer compensation, including sales charges, distribution fees and shareholder services fees to Merrill Lynch, as well as to amend Schedule A to include FIVO;

NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, agreements and promises contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

1.                                       Amendment to the Agreement.

(a)                                  Section 5(e) of the Agreement is deleted in its entirety and replaced with the following:

(e)                                  Certain of the Funds have made or may in the future make arrangements to make payments (i) in connection with the distribution of Fund shares, and/or (ii) for the provision of shareholder services or other services to Fund shareholders, including the adoption of a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In connection with the sale of a Fund’s shares or servicing of the accounts of our customers where Merrill Lynch is the record owner or listed as the broker-dealer of record, you shall pay us a fee upon the terms and conditions as set forth in the then current prospectus of such Fund (or in the case of a Closed-End Fund that is not continuously offered, the initial offering prospectus) or, in the alternative, as set forth in Schedule C hereto. We expressly acknowledge and understand that there is no Rule 12b-1Plan for any Closed-end Fund, but that certain Closed-end Funds may make payments in connection with the distribution of Fund shares and/or for the provision of shareholder services to which we are entitled pursuant to the foregoing.

(b)                                 Section 5(f) of the Agreement is deleted in its entirety and replaced with the following:

(f)                                    Paragraphs (a) through (f) shall survive the termination of this Agreement for sales that occur before such termination for sales with respect to which 12b-1 fees continue to apply.

(c)                                  Section 10 of the Agreement is amended to add the following provisions:

(f)                               Notwithstanding any other provision herein to the contrary, you agree that Merrill Lynch shall be the sole and exclusive retail dealer (or broker, as the case may be) of those certain CMA/WCMA Money Funds, Other Retail Money Funds, and Institutional Money Funds set forth on Schedule E attached hereto for so long as such funds use as part of their name any Merrill Lynch Licensed Marks (as such term is defined in Section 9 of that certain Global Distribution Agreement, dated September 29, 2006, by and between ML&Co. and BlackRock, Inc.), except as otherwise agreed by Merrill Lynch.

(g)                            With respect to the CMA/WCMA Money Funds we may make shares of those funds available to participants in the CMA program and WCMA program provided by Merrill Lynch to it clients, and to other clients of Merrill Lynch. You acknowledge and understand that the CMA/WCMA Money Funds may be used in connection with automatic purchases and redemptions of shares of the CMA/WCMA Money Funds with respect to free credit balances in such clients’ Merrill Lynch securities accounts and/or Visa accounts through the CMA program or WCMA program (“sweeps”). CMA or WCMA participants may be liable for the unauthorized use of their Visa card in an amount up to $50. The owner of the Visa card will not be liable for any unauthorized use that occurs after the Visa processing agent has been notified orally or in writing of loss, theft or possible unauthorized use. If shares of the CMA/WCMA Money Funds are redeemed due to the unauthorized use of the Visa card, you agree to cause the applicable fund to reinstate such shares as if never sold and Merrill Lynch agrees to indemnify you and the applicable fund against any losses caused thereby and all costs associated therewith.

(d)                                 Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A attached hereto.

2.                                       Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflict of law provisions.

3.                                       Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized persons.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By:
Erin F. Donnelly
Managing Director, Mutual Funds

BLACKROCK INVESTMENTS, INC.

By:

Print name:

Title:

SCHEDULE A

CLASS	FUND NAME	CUSIP	TICKER

A	BlackRock Aggressive Growth Prepared Portfolio	09256H799	BAAPX
C	BlackRock Aggressive Growth Prepared Portfolio	09256H781	BCAPX
Institutional	BlackRock Aggressive Growth Prepared Portfolio	09256H690	BIAPX
R	BlackRock Aggressive Growth Prepared Portfolio	09256H716	BRAPX
A	BlackRock All-Cap Global Resources Portfolio	091937334	BACAX
B	BlackRock All-Cap Global Resources Portfolio	091937326	BACBX
C	BlackRock All-Cap Global Resources Portfolio	091937318	BACCX
Institutional	BlackRock All-Cap Global Resources Portfolio	091937284	BACIX
Service	BlackRock All-Cap Global Resources Portfolio	091937292	BACSX
A	BlackRock AMT- Free Municipal Bond Portfolio	091928143	CCTAX
BlackRock	BlackRock AMT-Free Municipal Bond Portfolio	091929257	BRTIX
C	BlackRock AMT-Free Municipal Bond Portfolio	091928127	BTICX
Institutional	BlackRock AMT-Free Municipal Bond Portfolio	091928168	CTFIX
Service	BlackRock AMT-Free Municipal Bond Portfolio	091928150	CMITX
B	BlackRock AMT-Free Municipal Bond Portfolio	091928135	BTIBX
A	BlackRock Asset Allocation Portfolio	091927822	PCBAX
B	BlackRock Asset Allocation Portfolio	091927814	CBIBX
C	BlackRock Asset Allocation Portfolio	091927798	BRBCX
Institutional	BlackRock Asset Allocation Portfolio	091927848	PBAIX
Service	BlackRock Asset Allocation Portfolio	091927830	PCBSX
A	BlackRock Aurora Portfolio	091937441	SSRAX
B	BlackRock Aurora Portfolio	091937433	SSRPX
C	BlackRock Aurora Portfolio	091937425	SSRDX
Institutional	BlackRock Aurora Portfolio	091937417	SSRCX
R	BlackRock Aurora Portfolio	09256H872	SSRRX
A	BlackRock Balanced Capital Fund, Inc.	09251C100	MDCPX
B	BlackRock Balanced Capital Fund, Inc.	09251C209	MBCPX
C	BlackRock Balanced Capital Fund, Inc.	09251C308	MCCPX
Institutional	BlackRock Balanced Capital Fund, Inc.	09251C506	MACPX
R	BlackRock Balanced Capital Fund, Inc.	09251C407	MRBPX
A	BlackRock Basic Value Fund, Inc.	09251G101	MDBAX
B	BlackRock Basic Value Fund, Inc.	09251G200	MBBAX
C	BlackRock Basic Value Fund, Inc.	09251G309	MCBAX
Institutional	BlackRock Basic Value Fund, Inc.	09251G507	MABAX
R	BlackRock Basic Value Fund, Inc.	09251G408	MRBVX
A	BlackRock Basic Value Principal Protected Fund	09251E106	MDPVX
B	BlackRock Basic Value Principal Protected Fund	09251E205	MBPVX
C	BlackRock Basic Value Principal Protected Fund	09251E304	MCPVX
Institutional	BlackRock Basic Value Principal Protected Fund	09251E403	MAPVX
A	BlackRock California Insured Municipal Bond Fund	09252Y101	MECMX
A1	BlackRock California Insured Municipal Bond Fund	09252Y200	MDCMX
C	BlackRock California Insured Municipal Bond Fund	09252Y408	MFCMX
C1	BlackRock California Insured Municipal Bond Fund	09252Y507	MCCMX
Institutional	BlackRock California Insured Municipal Bond Fund	09252Y606	MACMX

B	BlackRock California Insured Municipal Bond Fund	09252Y309	MBCMX
A	BlackRock Capital Appreciation Portfolio	091937615	SRLAX
B	BlackRock Capital Appreciation Portfolio	091937599	SRLPX
C	BlackRock Capital Appreciation Portfolio	091937581	SRLCX
Institutional	BlackRock Capital Appreciation Portfolio	091937623	SRLSX
A	BlackRock Conservative Prepared Portfolio	091937177	BACPX
C	BlackRock Conservative Prepared Portfolio	091937169	BCCPX
Institutional	BlackRock Conservative Prepared Portfolio	09256H765	BICPX
R	BlackRock Conservative Prepared Portfolio	09256H773	BRCPX
A	BlackRock Core Principal Protected Fund	09251H109	MDPWX
B	BlackRock Core Principal Protected Fund	09251H208	MBPWX
C	BlackRock Core Principal Protected Fund	09251H307	MCPWX
Institutional	BlackRock Core Principal Protected Fund	09251H406	MAPWX
A	BlackRock Delaware Municipal Bond Portfolio	091929869	BDIAX
C	BlackRock Delaware Municipal Bond Portfolio	091929844	BDICX
Institutional	BlackRock Delaware Municipal Bond Portfolio	091929828	BDTIX
B	BlackRock Delaware Municipal Bond Portfolio	091929851	BDIBX
A	BlackRock Emerging Market Debt Portfolio	09256H278	BAEDX
C	BlackRock Emerging Market Debt Portfolio	09256H369	BCEDX
Institutional	BlackRock Emerging Market Debt Portfolio	09256H260	BEDIX
BlackRock	BlackRock Emerging Market Debt Portfolio	09256H252	BREDX
A	BlackRock Enhanced Income Portfolio	091937706	BRIVX
BlackRock	BlackRock Enhanced Income Portfolio	091937102	BEIPX
Institutional	BlackRock Enhanced Income Portfolio	091937508	BRIIX
Service	BlackRock Enhanced Income Portfolio	091937300	BRISX
A	BlackRock Equity Dividend Fund	09251M108	MDDVX
B	BlackRock Equity Dividend Fund	09251M207	MBDVX
C	BlackRock Equity Dividend Fund	09251M306	MCDVX
Institutional	BlackRock Equity Dividend Fund	09251M504	MADVX
R	BlackRock Equity Dividend Fund	09251M405	MRDVX
Service	BlackRock Equity Dividend Fund	09251M603	MSDVX
A	BlackRock EuroFund	09251N106	MDEFX
B	BlackRock EuroFund	09251N205	MBEFX
C	BlackRock EuroFund	09251N304	MCEFX
R	BlackRock EuroFund	09251N403	MREFX
Institutional	BlackRock EuroFund	09251N502	MAEFX
BlackRock	BlackRock Exchange Portfolio	091937391	STSEX
A	BlackRock Florida Municipal Bond Fund	09253A102	MEFMX
A1	BlackRock Florida Municipal Bond Fund	09253A201	MDFMX
C	BlackRock Florida Municipal Bond Fund	09253A409	MFFMX
C1	BlackRock Florida Municipal Bond Fund	09253A508	MCFMX
Institutional	BlackRock Florida Municipal Bond Fund	09253A607	MAFMX
B	BlackRock Florida Municipal Bond Fund	09253A300	MBFMX
A	BlackRock Focus Growth Fund, Inc.	09251P101	MDFOX
B	BlackRock Focus Growth Fund, Inc.	09251P200	MBFOX
C	BlackRock Focus Growth Fund, Inc.	09251P309	MCFOX
Institutional	BlackRock Focus Growth Fund, Inc.	09251P408	MAFOX
A	BlackRock Focus Value Fund, Inc.	09252E105	MDPNX

B	BlackRock Focus Value Fund, Inc.	09252E204	MBPNX
C	BlackRock Focus Value Fund, Inc.	09252E303	MCPNX
Institutional	BlackRock Focus Value Fund, Inc.	09252E501	MAPNX
R	BlackRock Focus Value Fund, Inc.	09252E402	MRPNX
A	BlackRock Fundamental Growth Fund, Inc.	09251R107	MDFGX
B	BlackRock Fundamental Growth Fund, Inc.	09251R206	MBFGX
C	BlackRock Fundamental Growth Fund, Inc.	09251R305	MCFGX
Institutional	BlackRock Fundamental Growth Fund, Inc.	09251R503	MAFGX
R	BlackRock Fundamental Growth Fund, Inc.	09251R404	MRFGX
A	BlackRock Fundamental Growth Principal Protected Fund	09251E502	MDPUX
B	BlackRock Fundamental Growth Principal Protected Fund	09251E601	MBPUX
C	BlackRock Fundamental Growth Principal Protected Fund	09251E700	MCPUX
Institutional	BlackRock Fundamental Growth Principal Protected Fund	09251E809	MAPUX
A	BlackRock Global Allocation Fund, Inc.	09251T103	MDLOX
B	BlackRock Global Allocation Fund, Inc.	09251T202	MBLOX
C	BlackRock Global Allocation Fund, Inc.	09251T301	MCLOX
Institutional	BlackRock Global Allocation Fund, Inc.	09251T509	MALOX
R	BlackRock Global Allocation Fund, Inc.	09251T400	MRLOX
A	BlackRock Global Dynamic Equity Fund	09251W106	MDEGX
B	BlackRock Global Dynamic Equity Fund	09251W205	MBEGX
C	BlackRock Global Dynamic Equity Fund	09251W304	MCEGX
Institutional	BlackRock Global Dynamic Equity Fund	09251W403	MAEGX
R	BlackRock Global Dynamic Equity Fund	09251W502	MREGX
A	BlackRock Global Emerging Markets Fund, Inc.	09251J105	MDDCX
B	BlackRock Global Emerging Markets Fund, Inc.	09251J204	MBDCX
C	BlackRock Global Emerging Markets Fund, Inc.	09251J303	MCDCX
Institutional	BlackRock Global Emerging Markets Fund, Inc.	09251J402	MADCX
A	BlackRock Global Financial Services Fund, Inc.	09251X104	MDFNX
B	BlackRock Global Financial Services Fund, Inc.	09251X203	MBFNX
C	BlackRock Global Financial Services Fund, Inc.	09251X302	MCFNX
Institutional	BlackRock Global Financial Services Fund, Inc.	09251X500	MAFNX
R	BlackRock Global Financial Services Fund, Inc.	09251X401	MRFNX
A	BlackRock Global Growth Fund, Inc.	09251Y102	MDGGX
B	BlackRock Global Growth Fund, Inc.	09251Y201	MBGGX
C	BlackRock Global Growth Fund, Inc.	09251Y300	MCGGX
Institutional	BlackRock Global Growth Fund, Inc.	09251Y508	MAGGX
R	BlackRock Global Growth Fund, Inc.	09251Y409	MRGWX
A	BlackRock Global Opportunities Portfolio	091937243	BROAX
B	BlackRock Global Opportunities Portfolio	091937235	BROBX
C	BlackRock Global Opportunities Portfolio	091937227	BROCX
Institutional	BlackRock Global Opportunities Portfolio	091937268	BROIX
A	BlackRock Global Resources Portfolio	091937524	SSGRX
B	BlackRock Global Resources Portfolio	091937516	SSGPX
C	BlackRock Global Resources Portfolio	091937490	SSGDX
Institutional	BlackRock Global Resources Portfolio	091937532	SGLSX
A	BlackRock Global SmallCap Fund, Inc.	09252A103	MDGCX
B	BlackRock Global SmallCap Fund, Inc.	09252A202	MBGCX
C	BlackRock Global SmallCap Fund, Inc.	09252A301	MCGCX

Institutional	BlackRock Global SmallCap Fund, Inc.	09252A509	MAGCX
R	BlackRock Global SmallCap Fund, Inc.	09252A400	MRGSX
A	BlackRock GNMA Portfolio	091929745	BGPAX
BlackRock	BlackRock GNMA Portfolio	091929240	BBGPX
C	BlackRock GNMA Portfolio	091929729	BGPCX
Institutional	BlackRock GNMA Portfolio	091929695	BGNIX
Service	BlackRock GNMA Portfolio	091929711	BGPSX
B	BlackRock GNMA Portfolio	091929737	BGPBX
A	BlackRock Government Income Portfolio	091928374	CCGAX
B1	BlackRock Government Income Portfolio	09256H609	BGIDX
BlackRock	BlackRock Government Income Portfolio	091929232	BGIBX
C	BlackRock Government Income Portfolio	091928358	BGICX
C1	BlackRock Government Income Portfolio	09256H708	BGIEX
Institutional	BlackRock Government Income Portfolio	091928390	BFICX
R	BlackRock Government Income Portfolio	09256H807	BGIRX
Service	BlackRock Government Income Portfolio	091928382	BGSVX
B	BlackRock Government Income Portfolio	091928366	PNGBX
A	BlackRock Growth Prepared Portfolio	091937136	BAGPX
C	BlackRock Growth Prepared Portfolio	091937128	BCGPX
Institutional	BlackRock Growth Prepared Portfolio	09256H724	BIGPX
R	BlackRock Growth Prepared Portfolio	09256H732	BRGPX
A	BlackRock Health Sciences Opportunities Portfolio	091937573	SHSAX
B	BlackRock Health Sciences Opportunities Portfolio	091937565	SHSPX
C	BlackRock Health Sciences Opportunities Portfolio	091937557	SHSCX
Institutional	BlackRock Health Sciences Opportunities Portfolio	091937540	SHSSX
Service	BlackRock Health Sciences Opportunities Portfolio	091937359	SHISX
A	BlackRock Healthcare Fund, Inc.	09252G100	MDHCX
B	BlackRock Healthcare Fund, Inc.	09252G209	MBHCX
C	BlackRock Healthcare Fund, Inc.	09252G308	MCHCX
Institutional	BlackRock Healthcare Fund, Inc.	09252G506	MAHCX
R	BlackRock Healthcare Fund, Inc.	09252G407	MRHCX
A	BlackRock High Income Fund	09252M875	MDHIX
C1	BlackRock High Income Fund	09252M842	MCHIX
Institutional	BlackRock High Income Fund	09252M834	MAHIX
B	BlackRock High Income Fund	09252M867	MBHIX
C	BlackRock High Income Fund	09252M859	MFHIX
A	BlackRock High Yield Bond Portfolio	091929679	BHYAX
B1	BlackRock High Yield Bond Portfolio	09256H302	BHYDX
BlackRock	BlackRock High Yield Bond Portfolio	091929687	BRHYX
C	BlackRock High Yield Bond Portfolio	091929653	BHYCX
C1	BlackRock High Yield Bond Portfolio	09256H401	BHYEX
Institutional	BlackRock High Yield Bond Portfolio	091929638	BHYIX
R	BlackRock High Yield Bond Portfolio	09256H500	BHYRX
Service	BlackRock High Yield Bond Portfolio	091929646	BHYSX
B	BlackRock High Yield Bond Portfolio	091929661	BHYBX
A	BlackRock High Yield Municipal Fund	09253C785	MDYHX
C	BlackRock High Yield Municipal Fund	09253C777	MCYHX
Institutional	BlackRock High Yield Municipal Fund	09253C769	MAYHX

A	BlackRock Income Builder Portfolio	09256H385	BABDX
C	BlackRock Income Builder Portfolio	09256H377	BCBDX
Institutional	BlackRock Income Builder Portfolio	09256H328	BIBDX
A	BlackRock Income Portfolio	09256H351	BAICX
C	BlackRock Income Portfolio	09256H344	BCICX
Institutional	BlackRock Income Portfolio	09256H336	BIICX
A	BlackRock Index Equity Portfolio	091927657	CIEAX
B	BlackRock Index Equity Portfolio	091927640	CIEBX
C	BlackRock Index Equity Portfolio	091927632	CIECX
Institutional	BlackRock Index Equity Portfolio	091927673	PNIEX
Service	BlackRock Index Equity Portfolio	091927665	PNESX
A	BlackRock Inflation Protected Bond Portfolio	091937722	BPRAX
BlackRock	BlackRock Inflation Protected Bond Portfolio	091937755	BPLBX
C	BlackRock Inflation Protected Bond Portfolio	091937698	BPRCX
Institutional	BlackRock Inflation Protected Bond Portfolio	091937748	BPRIX
Service	BlackRock Inflation Protected Bond Portfolio	091937730	BPRSX
B	BlackRock Inflation Protected Bond Portfolio	091937714	BPIBX
A	BlackRock Intermediate Bond II Portfolio	091928325	CCIAX
B	BlackRock Intermediate Bond II Portfolio	091928317	BRIBX
BlackRock	BlackRock Intermediate Bond II Portfolio	091929752	BIBRX
C	BlackRock Intermediate Bond II Portfolio	091928291	BRCIX
Institutional	BlackRock Intermediate Bond II Portfolio	091928341	PNBIX
Service	BlackRock Intermediate Bond II Portfolio	091928333	PIBSX
A	BlackRock Intermediate Government Bond Portfolio	091928549	CIGAX
C	BlackRock Intermediate Government Bond Portfolio	091928523	BIGCX
Institutional	BlackRock Intermediate Government Bond Portfolio	091928564	PNIGX
Service	BlackRock Intermediate Government Bond Portfolio	091928556	PIGSX
B	BlackRock Intermediate Government Bond Portfolio	091928531	BIGBX
A	BlackRock Intermediate Municipal Fund	09253E104	MEMTX
A1	BlackRock Intermediate Municipal Fund	09253E203	MDMTX
C	BlackRock Intermediate Municipal Fund	09253E401	MFMTX
Institutional	BlackRock Intermediate Municipal Fund	09253E609	MAMTX
B	BlackRock Intermediate Municipal Fund	09253E302	MBMTX
A	BlackRock International Bond Portfolio	091928432	BIIAX
BlackRock	BlackRock International Bond Portfolio	091937839	BIBBX
C	BlackRock International Bond Portfolio	091928416	BIBCX
Institutional	BlackRock International Bond Portfolio	091928457	CINSX
Service	BlackRock International Bond Portfolio	091928440	CIFIX
B	BlackRock International Bond Portfolio	091928424	BIIBX
A	BlackRock International Diversification Fund	091936203	BAIDX
C	BlackRock International Diversification Fund	091936302	BCIDX
Institutional	BlackRock International Diversification Fund	091936500	BIIDX
R	BlackRock International Diversification Fund	091936401	BRIDX
A	BlackRock International Fund	09248G107	MDILX
B	BlackRock International Fund	09248G206	MBILX
C	BlackRock International Fund	09248G305	MCILX
Institutional	BlackRock International Fund	09248G404	MAILX
A	BlackRock International Index Fund	09253F309	MDIIX

Institutional	BlackRock International Index Fund	09253F408	MAIIX
A	BlackRock International Opportunities Portfolio	091929307	BREAX
B	BlackRock International Opportunities Portfolio	091929406	BREBX
C	BlackRock International Opportunities Portfolio	091929505	BRECX
Institutional	BlackRock International Opportunities Portfolio	091929109	BISIX
Service	BlackRock International Opportunities Portfolio	091929208	BRESX
A	BlackRock International Value Fund	09253H107	MDIVX
B	BlackRock International Value Fund	09253H206	MBIVX
C	BlackRock International Value Fund	09253H305	MCIVX
Institutional	BlackRock International Value Fund	09253H503	MAIVX
R	BlackRock International Value Fund	09253H404	MRIVX
A	BlackRock Kentucky Municipal Bond Portfolio	091929604	BKIAX
C	BlackRock Kentucky Municipal Bond Portfolio	091929802	BKICX
Institutional	BlackRock Kentucky Municipal Bond Portfolio	091929877	BKTIX
Service	BlackRock Kentucky Municipal Bond Portfolio	091929885	BKISX
B	BlackRock Kentucky Municipal Bond Portfolio	091929703	BKIBX
A	BlackRock Large Cap Core Fund	09250J106	MDLRX
B	BlackRock Large Cap Core Fund	09250J205	MBLRX
C	BlackRock Large Cap Core Fund	09250J304	MCLRX
Institutional	BlackRock Large Cap Core Fund	09250J502	MALRX
R	BlackRock Large Cap Core Fund	09250J403	MRLRX
Service	BlackRock Large Cap Core Fund	09250J726	MSLRX
A	BlackRock Large Cap Core Plus Fund	09250J759	BALPX
C	BlackRock Large Cap Core Plus Fund	09250J742	BCLPX
Institutional	BlackRock Large Cap Core Plus Fund	09250J734	BILPX
K	BlackRock Large Cap Core Retirement Portfolio	09250J767	MKLRX
A	BlackRock Large Cap Growth Fund	09250J601	MDLHX
B	BlackRock Large Cap Growth Fund	09250J700	MBLHX
C	BlackRock Large Cap Growth Fund	09250J809	MCLHX
Institutional	BlackRock Large Cap Growth Fund	09250J874	MALHX
R	BlackRock Large Cap Growth Fund	09250J882	MRLHX
Service	BlackRock Large Cap Growth Fund	09250J866	MSLHX
K	BlackRock Large Cap Growth Retirement Portfolio	09250J783	MKLHX
A	BlackRock Large Cap Value Fund	09250J858	MDLVX
B	BlackRock Large Cap Value Fund	09250J841	MBLVX
C	BlackRock Large Cap Value Fund	09250J833	MCLVX
Institutional	BlackRock Large Cap Value Fund	09250J817	MALVX
R	BlackRock Large Cap Value Fund	09250J825	MRLVX
Service	BlackRock Large Cap Value Fund	09250J791	MSLVX
K	BlackRock Large Cap Value Retirement Portfolio	09250J775	MKLVX
A	BlackRock Latin America Fund, Inc.	09250X105	MDLTX
B	BlackRock Latin America Fund, Inc.	09250X204	MBLTX
C	BlackRock Latin America Fund, Inc.	09250X303	MCLTX
Institutional	BlackRock Latin America Fund, Inc.	09250X402	MALTX
A	BlackRock Lifecycle Prepared Portfolio 2010	09256H674	BAPAX
Institutional	BlackRock Lifecycle Prepared Portfolio 2010	09256H682	BIPAX
R	BlackRock Lifecycle Prepared Portfolio 2010	09256H666	BRPAX
A	BlackRock Lifecycle Prepared Portfolio 2015	09256H641	BAPBX

Institutional	BlackRock Lifecycle Prepared Portfolio 2015	09256H658	BIPBX
R	BlackRock Lifecycle Prepared Portfolio 2015	09256H633	BRPBX
A	BlackRock Lifecycle Prepared Portfolio 2020	09256H617	BAPCX
Institutional	BlackRock Lifecycle Prepared Portfolio 2020	09256H625	BIPCX
R	BlackRock Lifecycle Prepared Portfolio 2020	09256H591	BRPCX
A	BlackRock Lifecycle Prepared Portfolio 2025	09256H575	BAPDX
Institutional	BlackRock Lifecycle Prepared Portfolio 2025	09256H583	BIPDX
R	BlackRock Lifecycle Prepared Portfolio 2025	09256H567	BRPDX
A	BlackRock Lifecycle Prepared Portfolio 2030	09256H542	BAPEX
Institutional	BlackRock Lifecycle Prepared Portfolio 2030	09256H559	BIPEX
R	BlackRock Lifecycle Prepared Portfolio 2030	09256H534	BRPEX
A	BlackRock Lifecycle Prepared Portfolio 2035	09256H518	BAPGX
Institutional	BlackRock Lifecycle Prepared Portfolio 2035	09256H526	BIPGX
R	BlackRock Lifecycle Prepared Portfolio 2035	09256H492	BRPGX
A	BlackRock Lifecycle Prepared Portfolio 2040	09256H476	BAPHX
Institutional	BlackRock Lifecycle Prepared Portfolio 2040	09256H484	BIPHX
R	BlackRock Lifecycle Prepared Portfolio 2040	09256H468	BRPHX
A	BlackRock Lifecycle Prepared Portfolio 2045	09256H443	BAPJX
Institutional	BlackRock Lifecycle Prepared Portfolio 2045	09256H450	BIPJX
R	BlackRock Lifecycle Prepared Portfolio 2045	09256H435	BRPJX
A	BlackRock Lifecycle Prepared Portfolio 2050	09256H419	BAPKX
Institutional	BlackRock Lifecycle Prepared Portfolio 2050	09256H427	BIPKX
R	BlackRock Lifecycle Prepared Portfolio 2050	09256H393	BRPKX
A	BlackRock Long Duration Bond Portfolio	091937219	BLADX
BlackRock	BlackRock Long Duration Bond Portfolio	091937193	BLDRX
Institutional	BlackRock Long Duration Bond Portfolio	091937185	BLDIX
A	BlackRock Low Duration Bond Portfolio	091928267	BLDAX
A1	BlackRock Low Duration Bond Portfolio	09256H856	CMGAX
B1	BlackRock Low Duration Bond Portfolio	09256H849	BLDDX
B2	BlackRock Low Duration Bond Portfolio	09256H831	CLDDX
BlackRock	BlackRock Low Duration Bond Portfolio	091928234	CLDBX
C	BlackRock Low Duration Bond Portfolio	091928242	BLDCX
C1	BlackRock Low Duration Bond Portfolio	09256H823	BLDEX
C2	BlackRock Low Duration Bond Portfolio	09256H815	CLDCX
Institutional	BlackRock Low Duration Bond Portfolio	091928283	BFMSX
Service	BlackRock Low Duration Bond Portfolio	091928275	CMGBX
B	BlackRock Low Duration Bond Portfolio	091928259	BLDBX
A	BlackRock Managed Income Portfolio	091928804	CMIAX
C	BlackRock Managed Income Portfolio	091928879	BMICX
Institutional	BlackRock Managed Income Portfolio	091928606	PNMIX
Service	BlackRock Managed Income Portfolio	091928705	PMISX
B	BlackRock Managed Income Portfolio	091928887	BMIBX
A	BlackRock Mid Cap Value Opportunities Fund	09255V104	MDRFX
B	BlackRock Mid Cap Value Opportunities Fund	09255V203	MBRFX
C	BlackRock Mid Cap Value Opportunities Fund	09255V302	MCRFX
Institutional	BlackRock Mid Cap Value Opportunities Fund	09255V500	MARFX
R	BlackRock Mid Cap Value Opportunities Fund	09255V401	MRRFX
A	BlackRock Mid-Cap Growth Equity Portfolio	091928846	BMGAX

B	BlackRock Mid-Cap Growth Equity Portfolio	091928838	BMGBX
C	BlackRock Mid-Cap Growth Equity Portfolio	091928820	BMGCX
Institutional	BlackRock Mid-Cap Growth Equity Portfolio	091928861	CMGIX
R	BlackRock Mid-Cap Growth Equity Portfolio	09256H864	BMRRX
Service	BlackRock Mid-Cap Growth Equity Portfolio	091928853	CMGSX
A	BlackRock Mid-Cap Value Equity Portfolio	091928788	BMCAX
B	BlackRock Mid-Cap Value Equity Portfolio	091928770	BMCVX
C	BlackRock Mid-Cap Value Equity Portfolio	091928762	BMCCX
Institutional	BlackRock Mid-Cap Value Equity Portfolio	091928812	CMVIX
Service	BlackRock Mid-Cap Value Equity Portfolio	091928796	CMVSX
A	BlackRock Moderate Prepared Portfolio	091937151	BAMPX
C	BlackRock Moderate Prepared Portfolio	091937144	BCMPX
Institutional	BlackRock Moderate Prepared Portfolio	09256H740	BIMPX
R	BlackRock Moderate Prepared Portfolio	09256H757	BRMPX
A	BlackRock Money Market Portfolio	091927301	PINXX
B	BlackRock Money Market Portfolio	091927400	CIBXX
C	BlackRock Money Market Portfolio	091927509	BMCXX
Institutional	BlackRock Money Market Portfolio	091927103	PNIXX
Service	BlackRock Money Market Portfolio	091927202	PNPXX
A	BlackRock Municipal Insured Fund	09253C108	MDMIX
C	BlackRock Municipal Insured Fund	09253C306	MFMIX
C1	BlackRock Municipal Insured Fund	09253C405	MCMIX
Institutional	BlackRock Municipal Insured Fund	09253C504	MAMIX
B	BlackRock Municipal Insured Fund	09253C207	MBMIX
A	BlackRock Municipal Money Market Portfolio	091927152	CPAXX
Institutional	BlackRock Municipal Money Market Portfolio	091927178	PNMXX
Service	BlackRock Municipal Money Market Portfolio	091927160	PNTXX
A	BlackRock National Municipal Fund	09253C603	MDNLX
C	BlackRock National Municipal Fund	09253C801	MFNLX
C1	BlackRock National Municipal Fund	09253C884	MCNLX
Institutional	BlackRock National Municipal Fund	09253C876	MANLX
B	BlackRock National Municipal Fund	09253C702	MBNLX
A	BlackRock Natural Resources Trust	09252H108	MDGRX
B	BlackRock Natural Resources Trust	09252H207	MBGRX
C	BlackRock Natural Resources Trust	09252H306	MCGRX
Institutional	BlackRock Natural Resources Trust	09252H405	MAGRX
A	BlackRock New Jersey Municipal Bond Fund	09253A706	MENJX
A1	BlackRock New Jersey Municipal Bond Fund	09253A805	MDNJX
B1	BlackRock New Jersey Municipal Bond Fund	09253A870	MBNJX
C	BlackRock New Jersey Municipal Bond Fund	09253A862	MFNJX
C1	BlackRock New Jersey Municipal Bond Fund	09253A854	MCNJX
Institutional	BlackRock New Jersey Municipal Bond Fund	09253A847	MANJX
Service	BlackRock New Jersey Municipal Bond Fund	09253A839	MSNJX
B	BlackRock New Jersey Municipal Bond Fund	09253A888	MGNJX
A	BlackRock New Jersey Municipal Money Market Portfolio	091927483	CNJXX
Institutional	BlackRock New Jersey Municipal Money Market Portfolio	091927517	BNJXX
Service	BlackRock New Jersey Municipal Money Market Portfolio	091927491	CMFXX
A	BlackRock New York Municipal Bond Fund	09253A821	MENKX

A1	BlackRock New York Municipal Bond Fund	09253A813	MDNKX
C	BlackRock New York Municipal Bond Fund	09253A789	MFNKX
C1	BlackRock New York Municipal Bond Fund	09253A771	MCNKX
Institutional	BlackRock New York Municipal Bond Fund	09253A763	MANKX
B	BlackRock New York Municipal Bond Fund	09253A797	MBNKX
A	BlackRock North Carolina Municipal Money Market Portfolio	091927327	CNAXX
Institutional	BlackRock North Carolina Municipal Money Market Portfolio	091927343	PNCXX
Service	BlackRock North Carolina Municipal Money Market Portfolio	091927335	CNCXX
A	BlackRock Ohio Municipal Bond Portfolio	091928192	CCOAX
C	BlackRock Ohio Municipal Bond Portfolio	091928176	BOHCX
Institutional	BlackRock Ohio Municipal Bond Portfolio	091928226	CCOIX
Service	BlackRock Ohio Municipal Bond Portfolio	091928218	COHSX
B	BlackRock Ohio Municipal Bond Portfolio	091928184	CCOHX
A	BlackRock Ohio Municipal Money Market Portfolio	091927210	COHXX
Institutional	BlackRock Ohio Municipal Money Market Portfolio	091927236	COIXX
Service	BlackRock Ohio Municipal Money Market Portfolio	091927228	POSXX
A	BlackRock Pacific Fund, Inc.	09252J104	MDPCX
B	BlackRock Pacific Fund, Inc.	09252J203	MBPCX
C	BlackRock Pacific Fund, Inc.	09252J302	MCPCX
Institutional	BlackRock Pacific Fund, Inc.	09252J500	MAPCX
R	BlackRock Pacific Fund, Inc.	09252J401	MRPCX
A	BlackRock Pennsylvania Municipal Bond Fund	09253A755	MEPYX
A1	BlackRock Pennsylvania Municipal Bond Fund	09253A748	MDPYX
B1	BlackRock Pennsylvania Municipal Bond Fund	09253A722	MBPYX
C	BlackRock Pennsylvania Municipal Bond Fund	09253A714	MFPYX
C1	BlackRock Pennsylvania Municipal Bond Fund	09253A698	MCPYX
Institutional	BlackRock Pennsylvania Municipal Bond Fund	09253A680	MAPYX
Service	BlackRock Pennsylvania Municipal Bond Fund	09253A672	MSPYX
B	BlackRock Pennsylvania Municipal Bond Fund	09253A730	MGPYX
A	BlackRock Pennsylvania Municipal Money Market Portfolio	091927269	PENXX
Institutional	BlackRock Pennsylvania Municipal Money Market Portfolio	091927285	PPIXX
Service	BlackRock Pennsylvania Municipal Money Market Portfolio	091927277	PNSXX
A	BlackRock S & P 500 Index Fund	09253F507	MDSRX
Institutional	BlackRock S & P 500 Index Fund	09253F606	MASRX
A	BlackRock Science & Technology Opportunities Portfolio	091929570	BGSAX
B	BlackRock Science & Technology Opportunities Portfolio	091929588	BGSBX
C	BlackRock Science & Technology Opportunities Portfolio	091929596	BGSCX
Institutional	BlackRock Science & Technology Opportunities Portfolio	091929612	BGSIX
R	BlackRock Science & Technology Opportunities Portfolio	091929224	BGSRX
Service	BlackRock Science & Technology Opportunities Portfolio	091929620	BSTSX
A	BlackRock Short-Term Bond Fund	09253K100	MDDUX
C	BlackRock Short-Term Bond Fund	09253K308	MFDUX
C1	BlackRock Short-Term Bond Fund	09253K407	MCDUX
Institutional	BlackRock Short-Term Bond Fund	09253K605	MADUX
R	BlackRock Short-Term Bond Fund	09253K506	MRDUX
B	BlackRock Short-Term Bond Fund	09253K209	MBDUX
A	BlackRock Short-Term Municipal Fund	09253C868	MELMX
A1	BlackRock Short-Term Municipal Fund	09253C850	MDLMX

BlackRock	BlackRock Short-Term Municipal Fund	09253C793	MPLMX
C	BlackRock Short-Term Municipal Fund	09253C835	MFLMX
Institutional	BlackRock Short-Term Municipal Fund	09253C819	MALMX
B	BlackRock Short-Term Municipal Fund	09253C843	MBLMX
A	BlackRock Small Cap Core Equity Portfolio	091929281	BSQAX
B	BlackRock Small Cap Core Equity Portfolio	091929273	BSQBX
C	BlackRock Small Cap Core Equity Portfolio	091929265	BSQCX
Institutional	BlackRock Small Cap Core Equity Portfolio	091929315	BSQIX
Service	BlackRock Small Cap Core Equity Portfolio	091929299	BSQSX
A	BlackRock Small Cap Growth Equity Portfolio	091928309	CSGEX
B	BlackRock Small Cap Growth Equity Portfolio	091928408	CSGBX
C	BlackRock Small Cap Growth Equity Portfolio	091928507	CGICX
Institutional	BlackRock Small Cap Growth Equity Portfolio	091928101	PSGIX
Service	BlackRock Small Cap Growth Equity Portfolio	091928200	PCGEX
A	BlackRock Small Cap Growth Fund II	09253J103	MDSWX
B	BlackRock Small Cap Growth Fund II	09253J202	MBSWX
C	BlackRock Small Cap Growth Fund II	09253J301	MCSWX
Institutional	BlackRock Small Cap Growth Fund II	09253J509	MASWX
R	BlackRock Small Cap Growth Fund II	09253J400	MRUSX
A	BlackRock Small Cap Index Fund	09253F705	MDSKX
Institutional	BlackRock Small Cap Index Fund	09253F804	MASKX
A	BlackRock Small Cap Value Equity Portfolio	091927715	PSEIX
B	BlackRock Small Cap Value Equity Portfolio	091927699	CCVBX
BlackRock	BlackRock Small Cap Value Equity Portfolio	091937847	BSEBX
C	BlackRock Small Cap Value Equity Portfolio	091927681	BSCCX
Institutional	BlackRock Small Cap Value Equity Portfolio	091927731	PNSEX
Service	BlackRock Small Cap Value Equity Portfolio	091927723	PSESX
A	BlackRock Small/Mid-Cap Growth Portfolio	091937482	SCGAX
B	BlackRock Small/Mid-Cap Growth Portfolio	091937474	SRCBX
C	BlackRock Small/Mid-Cap Growth Portfolio	091937466	SGCDX
Institutional	BlackRock Small/Mid-Cap Growth Portfolio	091937458	SSEGX
R	BlackRock Small/Mid-Cap Growth Portfolio	09256H880	SSPRX
A	BlackRock Strategic Income Portfolio	09256H310	BASIX
C	BlackRock Strategic Income Portfolio	09256H294	BSICX
Institutional	BlackRock Strategic Income Portfolio	09256H286	BSIIX
	BlackRock Strategic Portfolio I	091927707
A	BlackRock Summit Cash Reserves Fund	09253V106	MSAXX
B	BlackRock Summit Cash Reserves Fund	09253V205	MSBXX
C	BlackRock Summit Cash Reserves Fund	998909SC0	SUMLC
Institutional	BlackRock Summit Cash Reserves Fund	998909SR7	SUMLA
A	BlackRock Total Return Fund	09252M107	MDHQX
A1	BlackRock Total Return Fund	09252M206	MEHQX
B1	BlackRock Total Return Fund	09252M404	MGHQX
B2	BlackRock Total Return Fund	09252M750	MJHQX
BlackRock	BlackRock Total Return Fund	09252M743	MPHQX
C	BlackRock Total Return Fund	09252M503	MFHQX
C1	BlackRock Total Return Fund	09252M602	MCHQX
C2	BlackRock Total Return Fund	09252M701	MHHQX

Institutional	BlackRock Total Return Fund	09252M883	MAHQX
R	BlackRock Total Return Fund	09252M800	MRCBX
Service	BlackRock Total Return Fund	09252M768	MSHQX
B	BlackRock Total Return Fund	09252M305	MBHQX
BlackRock	BlackRock Total Return II Portfolio	091928689	CCBBX
C	BlackRock Total Return II Portfolio	091928697	BCBCX
Institutional	BlackRock Total Return II Portfolio	091928747	BFMCX
R	BlackRock Total Return II Portfolio	09256H203	BCBRX
Service	BlackRock Total Return II Portfolio	091928739	CMCBX
A	BlackRock Total Return II Portfolio	091928721	BCBAX
B	BlackRock Total Return II Portfolio	091928713	BCIBX
A	BlackRock U.S. Opportunities Portfolio	091929810	BMEAX
B	BlackRock U.S. Opportunities Portfolio	091929794	BRMBX
C	BlackRock U.S. Opportunities Portfolio	091929786	BMECX
Institutional	BlackRock U.S. Opportunities Portfolio	091929760	BMCIX
Service	BlackRock U.S. Opportunities Portfolio	091929778	BMCSX
A	BlackRock U.S. Treasury Money Market Portfolio	091927376	CUAXX
Institutional	BlackRock U.S. Treasury Money Market Portfolio	091927392	PGIXX
Service	BlackRock U.S. Treasury Money Market Portfolio	091927384	PNGXX
A	BlackRock Utilities and Telecommunications Fund, Inc.	09252V107	MDGUX
B	BlackRock Utilities and Telecommunications Fund, Inc.	09252V602	MGGUX
B1	BlackRock Utilities and Telecommunications Fund, Inc.	09252V206	MBGUX
C	BlackRock Utilities and Telecommunications Fund, Inc.	09252V305	MFGUX
C1	BlackRock Utilities and Telecommunications Fund, Inc.	09252V404	MCGUX
Institutional	BlackRock Utilities and Telecommunications Fund, Inc.	09252V503	MAGUX
A	BlackRock Value Opportunities Fund, Inc.	09252L109	MDSPX
B	BlackRock Value Opportunities Fund, Inc.	09252L208	MBSPX
C	BlackRock Value Opportunities Fund, Inc.	09252L307	MCSPX
Institutional	BlackRock Value Opportunities Fund, Inc.	09252L505	MASPX
R	BlackRock Value Opportunities Fund, Inc.	09252L406	MRSPX
Institutional	BlackRock Virginal Municipal Money Market Portfolio	091927459	PVIXX
Service	BlackRock Virginal Municipal Money Market Portfolio	091927442	VASXX
A	BlackRock World Income Fund, Inc.	09252X103	MDWIX
C	BlackRock World Income Fund, Inc.	09252X301	MHWIX
C1	BlackRock World Income Fund, Inc.	09252X400	MCWIX
Institutional	BlackRock World Income Fund, Inc.	09252X509	MAWIX
B	BlackRock World Income Fund, Inc.	09252X202	MBWIX

	VARIABLE SERIES FUNDS INC.

CLASS	FUND NAME	CUSIP	TICKER

I	BlackRock Balanced Capital V.I. Fund	09253L108	AMBLI
I	BlackRock Basic Value V.I. Fund	09253L405	BAVLI
II	BlackRock Basic Value V.I. Fund	09253L504	BAVII
III	BlackRock Basic Value V.I. Fund	09253L603	BVIII
I	BlackRock Fundamental Growth V.I. Fund	09253L843	FDGRI
I	BlackRock Global Allocation V.I. Fund	09253L777	GLALI
II	BlackRock Global Allocation V.I. Fund	09253L769	GLAII
III	BlackRock Global Allocation V.I. Fund	09253L751	GAIII

I	BlackRock Global Growth V.I. Fund	09253L819	GLGRI
III	BlackRock Global Growth V.I. Fund	09253L785	GGIII
I	BlackRock Government Income V.I. Fund	09253L744	GVBDI
I	BlackRock High Income V.I. Fund	09253L710	HICUI
I	BlackRock International Value V.I. Fund	09253L645	IVVVI
I	BlackRock Large Cap Core V.I. Fund	09253L611	LGCCI
II	BlackRock Large Cap Core V.I. Fund	09253L595	LGCII
III	BlackRock Large Cap Core V.I. Fund	09253L587	LCIII
I	BlackRock Large Cap Growth V.I. Fund	09253L579	LGGGI
III	BlackRock Large Cap Growth V.I. Fund	09253L553	LGIII
I	BlackRock Large Cap Value V.I. Fund	09253L546	LCVAX
II	BlackRock Large Cap Value V.I. Fund	09253L538	LCVBX
III	BlackRock Large Cap Value V.I. Fund	09253L520	LVIII
I	BlackRock Money Market V.I. Fund	09253L876	DMMKI
I	BlackRock S&P 500 Index V.I. Fund	09253L678	IDXVI
II	BlackRock S&P 500 Index V.I. Fund	09253L660	IXVII
I	BlackRock Total Return V.I. Fund	09253L702	CRBDI
I	BlackRock Utilities and Telecommunications V.I. Fund	09253L512	UTTLI
I	BlackRock Value Opportunities V.I. Fund	09253L470	SMCPI
II	BlackRock Value Opportunities V.I. Fund	09253L462	SMCII
III	BlackRock Value Opportunities V.I. Fund	09253L454	SCIII

SERIES FUNDS INC.

CLASS	FUND NAME	CUSIP	TICKER

NA	BlackRock Balanced Capital Portfolio	09253M601	BLCPS
NA	BlackRock Fundamental Growth Portfolio	09253M502	FDGRS
NA	BlackRock Global Allocation Portfolio	09253M700	GLALS
NA	BlackRock Government Income Portfolio	09253M205	ITMGV
NA	BlackRock High Income Portfolio	09253M809	HIYLD
NA	BlackRock Large Cap Core Portfolio	09253M403	LGCCS
NA	BlackRock Money Market Portfolio	09253M106	MNRSV
NA	BlackRock Total Return Portfolio	09253M304	CRBDS

FDP SUBADVISED FUNDS

CLASS	FUND NAME	CUSIP	TICKER

A	Marsico Growth FDP Fund	30246Y106	MDDDX
B	Marsico Growth FDP Fund	30246Y205	MBDDX
C	Marsico Growth FDP Fund	30246Y304	MCDDX
Institutional	Marsico Growth FDP Fund	30246Y403	MADDX
A	MFS Research International FDP Fund	30246Y841	MDIQX
B	MFS Research international FDP Fund	30246Y833	MBIQX
C	MFS Research international FDP Fund	30246Y825	MCIQX
Institutional	MFS Research international FDP Fund	30246Y817	MAIQX
A	Van Kampen Value FDP Fund	30246Y502	MDVVX
B	Van Kampen Value FDP Fund	30246Y601	MBVVX
C	Van Kampen Value FDP Fund	30246Y700	MCVVX
Institutional	Van Kampen Value FDP Fund	30246Y809	MAVVX
A	Franklin Templeton Total Return FDP Fund	30246Y882	MDFFX

B	Franklin Templeton Total Return FDP Fund	30246Y874	MBFFX
C	Franklin Templeton Total Return FDP Fund	30246Y866	MCFFX
Institutional	Franklin Templeton Total Return FDP Fund	30246Y858	MAFFX

	BOND ALLOCATION TARGET SHARES (BATS)

CLASS	FUND NAME	CUSIP	TICKER

C	BlackRock Bond Allocation Target Shares	092480102	BRACX
M	BlackRock Bond Allocation Target Shares	092480201	BRAMX
S	BlackRock Bond Allocation Target Shares	092480300	BRASX
N	BlackRock Bond Allocation Target Shares	092480409	BRANX

	MANAGED ACCOUNT SERIES

CLASS	FUND NAME	CUSIP	TICKER

NA	Managed Account Series US Mortgage Portfolio	561656109	MSUMX
NA	Managed Account Series High Income Portfolio	561656208	MHINX
NA	Managed Account Series Global Small Cap Portfolio	561656307	MGCSX
NA	Managed Account Series Mid Cap Value Opportunities Portfolio	561656406	MMCVX

	CLOSED END FUNDS

CLASS	FUND NAME	CUSIP	TICKER

II	BlackRock Senior Floating Rate Fund II, Inc.	09252W105	XMPCX
I	BlackRock Senior Floating Rate Fund, Inc.	09252T102	XMPFX
	BlackRock Fixed Income Value Opportunities	09256W101

SCHEDULE C

Consistent with the terms of the Prospectus/SAI, the following fees will be paid:

Name of Fund	Fee Description	Fee Amount
BlackRock Fixed Income Value Opportunities (“FIVO”)	General Shareholder Services	0.25% of the net asset value of the common shares owned by customers of Merrill Lynch, but not to exceed [ ]

	Distribution Services and Sales Support Services	0.25% of the net asset value of the common shares owned by customers of Merrill Lynch, but not to exceed [ ]%

SCHEDULE E

CMA/WCMA MONEY FUNDS

CMA Tax-Exempt Fund

CMA Multi-State Municipal Series Trust

CMA Arizona Municipal Money Fund

CMA California Municipal Money Fund

CMA Connecticut Municipal Money Fund

CMA Florida Municipal Money Fund

CMA Massachusetts Municipal Money Fund

CMA Michigan Municipal Money Fund

CMA New Jersey Municipal Money Fund

CMA New York Municipal Money Fund

CMA North Carolina Municipal Money Fund

CMA Ohio Municipal Money Fund

CMA Pennsylvania Municipal Money Fund

CMA Money Fund

CMA Treasury Fund

CMA Government Securities Fund

WCMA Government Securities Fund

WCMA Money Fund

WCMA Tax-Exempt Fund

WCMA Treasury Fund

OTHER RETAIL MONEY FUNDS

Merrill Lynch Ready Asset Trust

Merrill Lynch Retirement Reserves Money Fund

Merrill Lynch U.S. Treasury Money Fund

Merrill Lynch U.S.A. Government Reserves

INSTITUTIONAL MONEY FUNDS

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Tax-Exempt Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Fund

Merrill Lynch Capital Reserve Fund

Merrill Lynch Selects Institutional Fund